UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: April 29, 2005
(Date of Earliest Event Reported)

WHO’S YOUR DADDY, INC.
(Exact name of Registrant as specified in its charter)

Nevada	0-33519	98-0360989
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

5840 El Camino Real, Suite 108, Carlsbad, CA 92008
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (760) 438-5470

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

On April 11, 2007, effective April 3, the Company and the AJW Entities modified the Callable Secured Convertible Notes dated April 29, 2005, the Amendment dated October 5, 2005, the Amendment Dated December 5, 2006 and other matters set forth herein. Under this modification, the Company has agreed to repurchase the Notes in exchange for a payment of $1,000,000 and the issuance of 1,000,000 restricted shares of the Company’s common stock and 1,000,000 freely trading shares of the Company’s common stock by April 30, 2007.

For the complete terms please see the Securities Repurchase Agreement filed as an Exhibit to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

2.1	Securities Repurchase Agreement between the Company and each of AJW Partners, LLC, AJW Offshore, Ltd, AJW Qualified Partners, LLC and New Millennium Capital Partners II, LLC dated April 3, 2007

SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

WHO’S YOUR DADDY, INC.

/s/ Dan Fleyshman
 Dan Fleyshman
President

April 13, 2007